Exhibit 99.1

Investor Presentation
June 6, 2006

PHARMOS

Safe Harbor Statement

The introductory remarks and the Company’s responses to questions will include
“forward-looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995. These forward-looking statements are often preceded by words such as “hope,” “may,” “believe,” “anticipate,” “plan,” “expect,” “intend,” “assume,”
“will” and similar expressions. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this conference call. Forward-
looking statements speak as of the date of this presentation, and reflect management’s current expectations and involve certain risks and uncertainties that may cause actual results to differ materially from those suggested by the Company’s forward-looking statements – as is more fully discussed in the Company’s filings with the U.S Securities
& Exchange Commission.

Additional Information about the Merger
and Where to Find It

In connection with its merger with Vela Pharmaceuticals Inc., Pharmos has filed a preliminary proxy statement and other relevant materials with the Securities and Exchange Commission (SEC) relating to a meeting of shareholders.  Investors and security holders of Pharmos are urged to read these materials when they become available because they will contain important information about Pharmos, Vela and the merger.  The proxy statement and other relevant materials (when they become available), and any other documents filed by Pharmos with the
SEC, may be obtained free of charge at the SEC’s website at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Pharmos by directing a written request to:  Pharmos
Corporation, 99 Wood Avenue South, Suite 311, Iselin, New Jersey 08830, Attention:  Investor Relations.  Investors and
security holders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the merger.

Pharmos and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Pharmos in connection with the merger.  Information about those executive officers and directors of
Pharmos and their ownership of Pharmos’ common stock is set forth in Pharmos’ Annual Report on Form 10-K for the year ended December 31, 2005, which was filed with the SEC.  Investors and security holders may obtain additional information regarding the direct and indirect interests of Pharmos and its executive officers and directors in the merger by reading the preliminary proxy statement and other information when it becomes available.

Pharmos Investment Highlights

Focus on CNS (including brain-gut), pain, inflammation

Significant market opportunity for leading IBS therapeutic

Proprietary/novel cannabinoid library

Strategic objective: Acquire later-stage assets

Vela acquisition announced March 2006

Establishes leadership positions in IBS and CB2

Strengthens scientific team

Brings industry health care experts to Board

Strong balance sheet: $41.6 million (3/31/2006)

The Vela Acquisition Summary

Fulfills strategic objective / excellent fit

Expands pipeline – later stage clinical drugs

Complements focus on CNS/inflammation

Dextofisopam – successful Phase 2a in IBS

Two additional later-stage assets

Tianeptine – strong follow-on for IBS

VPI-013 – Phase 2 asset for sexual dysfunction and pain

Strengthens clinical team

Enhances Board – industry experts

Deal Highlights

Stock and cash transaction

Initial payout: 11.5 million shares

$5 million cash

Performance milestones totaling 8 million shares

4 million on successful completion of Phase 2b

4 million on submission of NDA

New board members

Tony Evnin, Ph.D., of Venrock Associates

Chuck Newhall III of New Enterprise Associates, Inc.,

Srini Akkaraju, M.D., Ph.D., of J.P. Morgan Partners, LLC.

Requires shareholder approval

Anticipated close – Q3 2006

The New Pharmos Pipeline

Preclinical

Phase 1

Phase 2

Phase 3

Dextofisopam

IBS

Tianeptine

VPI-013

BF-036

Autoimmune

Neuropathic Pain

Topical NSAID’s*

Nano Diclofenac for OA

Nano Ketorolac for OA

Cannabinor

Nociceptive Pain

Neuropathic Pain

* Nano-Tech

  emulsion

  delivery

IBS

Female Sexual Dysfunction

and Neuropathic Pain

IBS Overview

PHARMOS

IBS: A Prevalent Disease

9.1

2.7

2.2

2.2

1.8

1.2

0.5

3.7

GERD

IBS

Peptic Ulcer

Diverticular

Disease

Chronic

Diarrhea

Colorectal

Cancer

Crohn's

Disease

Ulcerative

Colitis

Source: Sandler et al. The burden of selected digestive diseases in the United States. Gastroenterology 122:1500-1511, 2002 (data from 1998).

* IBS defined by authors as ICD-9 codes 564.1, 563.5, 564.8, and 564.9.

Physician Office Visits for Gastrointestinal Disorders (millions)

IBS Patient Profile

10-15% population / 36 million

Women / men – 3:1 ratio

60% - anxiety/depression

IBS: A Significant Underserved Market

5-HT3 Antagonist

Lotronex® (GSK)

Indication: women / severe d-IBS

Boxed warning: serious GI AEs

    (ischemic colitis)

High constipation rate (29%)

Registry

5-HT4 Agonist

Zelnorm® (Novartis)

Indication: women / c-IBS

Warning: serious diarrhea

    consequences

Precaution: Ischemic colitis

Older Product Use [+33%]

    (Source: NDTI 2004)

Prescriptions ~ 4.0 million / Yr. (2005)

$0.7 billion (2006)     $7.3B ^ (2015)

    (Source: Evidec)

Diarrhea-

Predominant

36%

Constipation-
Predominant

31%

Alternating

Diarrhea and
Constipation

33%

IBS: A Significant Underserved Market

5-HT3 Antagonist

Lotronex® (GSK)

• Sales: $10 - 12 million*

5-HT4 Agonist

Zelnorm® (Novartis)

• Sales: $370 - 380 million*

* Projected 2006

Diarrhea-

Predominant

36%

Constipation-
Predominant

31%

Alternating

Diarrhea and
Constipation

33%

Dextofisopam

Dextofisopam

PHARMOS

Dextofisopam:
Leading Asset in Development for IBS

Novel mechanism – different from other IBS drugs

Older drugs (antispasmodics, antidiarrheals)

Peripherally-acting anticholinergics or opiates

Questionable efficacy, side effect issues

Newer drugs (Lotronex®, Zelnorm®)

Peripherally-acting serotonergics

Efficacious - but serious side effects

Dextofisopam

Central mechanism

Binds to receptors in brain areas modulating GI function

Normalizes GI dysmotility

Also has broad anti-inflammatory properties

Positive Phase 2a data

No Safe, Effective Drugs on Near Horizon
Other Later-stage Assets in Development for IBS

Phase 1 c-IBS completed (Oct 2005)

Phase 2

Microbia

MD-1100

Guanylate cyclase

C agonist

5HT3 partial agonist

Phase 2 in c-IBS (Sep 2005)

Phase 2

Dynogen

DPP-773

Approved for travelers’ diarrhea

Some efficacy in small Phase 2a in d-IBS

Starting Phase 2

Salix

rifaximin

Antibiotic

Negative in multiple pain trials

Mixed signals in small Phase 2a balloon distension

Starting Phase 2

Tioga

asimadoline

Kappa opiate agonist

5HT3 antagonist / NE reuptake blocker

Phase 2 in d-IBS (Oct 2005)

Phase 2

Dynogen

DPP-225

Phase 2 IBS (Mar 2004)

Poor oral bioavailability

Phase 2

Gastrotech

GLP-1 analogue

Glucagon-like
peptide-1 agonist

NK-3 antagonist

Phase 2 IBS (Dec 2002)

Anecdotal – data not strong

Phase 2

Glaxo

talnetant

(SB-223412)

Neurokinin (NK)
antagonists

None have Proven Effective

NK-2 antagonist

Phase 2b for IBS (Feb 2004)

Phase 2

Sanofi –Synthélabo

saredutant

NK-1 antagonist

Discontinued for emesis in 1999

No recent updates

Phase 2

Pfizer

ezlopitant

5HT3 antagonist and 5HT4 agonist

Targeting c-IBS; many trials with minimal success

Phase 2

Alizyme

renzapride

d-IBS

Cases of ischemic colitis reported

“Not approvable” letter issued by FDA

Seizures (anecdotal)

Phase 3

Solvay

cilansetron

5-HT3 antagonists

(and mixed actions)

Ischemic Colitus Concerns
for Whole Category Present
Safety and Regulatory
Hurdles

Primary Indications/Comments

Status

Company

Molecule

optic chiasm
hypothalamus
sella turcica
(bone)
pituitary
gland

PHARMOS

Dextofisopam:
Proposed MOA Well Suited for IBS

Regulates autonomic

tone at the level

of the hypothalamus

via atypical 2,3-BZ
receptors

2,3-BZ receptors

Classical

benzo

X

Anti-inflammatory

optic chiasm
hypothalamus
sella turcica
(bone)
pituitary
gland

PHARMOS

Dextofisopam:
Proposed MOA Well Suited for IBS

Regulates autonomic

tone at the level

of the hypothalamus

via atypical 2,3-BZ
receptors

2,3-BZ receptors

Classical

benzo

X

Anti-inflammatory

Dextofisopam:
Phase 2a Study Design

Double-blind, US study (33 sites)

141 men and women with diarrhea-predominant

             or alternating IBS

200 mg BID dextofisopam or placebo for 12 weeks

Primary endpoint*: “adequate relief”

Weekly…

•  Patient friendly, global measure                             •  FDA accepted measure

Secondary endpoints*: Patients asked about IBS
symptoms on daily basis

Stool frequency, stool consistency, pain, etc.

* Standard for FDA Approval

Dextofisopam:
Phase 2a Study Design

Positive effect on primary efficacy endpoint

32% advantage vs. placebo

Statistically significant (p = 0.033)

Positive effect on key secondary efficacy endpoints

Dextofisopam decreased stool frequency and improved (hardened) stool consistency in patients with d-IBS

Rapid patient response – effects noted by Day 2 of treatment

Well tolerated

Similar rates of adverse events on dextofisopam vs. placebo

Very low rates of constipation (3%), diarrhea (5%)

Very low rates of CNS-type side effects (3% dizziness, 2% somnolence)

Dextofisopam:
A Potential First-line IBS Treatment

Novel dual mechanism – not serotonergic

Excellent patent position

COM through 2019, many additional patents filed

Strong Phase 2a data

Successful End of Phase 2a FDA meeting

Phase 2b dose-ranging trial planned

Additional Assets

PHARMOS

Additional Vela Assets

Tianeptine

Follow-on to dextofisopam

Preclinicals predict efficacy in IBS

Potential to enter Phase 2 rapidly

VPI-013*

Originally in development for depression

Phase 2 trial missed depression endpoints

Significantly improved sexual function

Potential to develop for sexual dysfunction in females

More potent than gabapentin in animal neuropathic pain model

Potential to develop for neuropathic pain

* In-licensed from Otsuka Pharmaceutical, Co., Ltd.

Cannabinor Overview

Cannabinor: the first CB2 molecule to clinic

Active - pain animal models

Nociceptive, neuropathic & visceral

Activity   opioids & NSAIDs

Active - autoimmune animal models

RA, MS

Cannabinor Clinical Trials

Phase 1 trial completed (Dec 2005)

IV formulation

48 healthy volunteers

Linear pharmacokinetics

Well tolerated

Phase 2 pain trials in 2006

Nociceptive (Third molar extraction / 2Q2006)

Neuropathic (4Q 2006)

Optimizing oral formulation

Potential CB2 Leadership

NP, Cancer

Inflammatory

Visceral Pain

< 50

1

Peripherally
Restricted THC

Asthma

Allergy

< 10

> 100

CB2

Antagonist

Obesity

< 10

> 0.002

CB1 Antagonist

NP

RA

Spasticity

Bowel/Bladder

< 50

> 50

2nd Generation

(036)

Post Op.

Cancer Pain

< 100

> 10

Cannabinor

Potential

Indication(s)

CB1 or CB2

Affinity

CB1/CB2

Company Highlights

PHARMOS

Pharmos Trading/Financial Highlights

NASDAQ: PARS

3 mo. avg. daily volume: 93,100

Market capitalization:  $46.1 million

Recent price: $2.42 (6/2/06)

52-week high/low: $1.94 - $2.93

Financial (Pre-acquisition):

19.1 million shares outstanding

$41.6 million cash/short-term investments ($2.24 per share, net of liabilities)

2006 operational burn rate = $14 - $15 million

Post-Vela Financial Highlights

30.5 million shares outstanding

Performance milestone payments: 8 million shares

4 million shares: Successful completion Phase 2b

4 million shares: NDA submission

< $40 million cash ($5 million to Vela shareholders)

2006 operational burn rate* = $19 - $20 million

*Assumes Phase 2b IBS startup activities in H2, with patient enrollment beginning ’07 Q1.

The Business Strategy

Create progressive specialty pharma company

Focus:  selective CNS, pain,inflammation

Implement actionable plan

Aggressive business development initiatives

Optimize pipeline

Align resources

Metrics and monitoring

Expedite building upon new foundation

Infuse talent

Expand product licensing initiatives

Pursue key alliances

Develop scientific business collaborations

Pharmos Investment Highlights

Focus on CNS (including brain-gut),

            pain, inflammation

Significant market opportunity for leading IBS therapeutic

Proprietary/novel cannabinoid library

Strategic objective: Acquire later-stage assets

Vela acquisition announced March 2006

Establishes leadership positions in IBS and CB2

Strengthens scientific team

Brings industry health care experts to Board

Strong balance sheet

Major Near-Term Milestones*

2006

Q2      Filed proxy for Vela acquisition

                 Begin cannabinor Phase 2a nociceptive pain (third molar) trial

                 Finalize dextofisopam Phase 2b IBS protocol

Q3      Unblind data from cannabinor Phase 2a nociceptive pain trial

                     Hold special shareholder meeting; close acquisition of Vela

                Add new board members (from JP Morgan Partners, NEA, Venrock)

                Hire new CFO; meet internally to optimize portfolio; plan cost cuts

                 Select sites/vendors for dextofisopam Phase 2b IBS trial

Q4     Complete all startup activities for dextofisopam 2b IBS study

                  Complete oral formulation of cannabinor

                Begin cannabinor Phase 2a neuropathic pain trial

2007

Q1      Begin patient dosing in dextofisopam Phase 2b IBS trial

*excludes asset licensing activities

PHARMOS